Exhibit 99.1
2009 Annual Meeting of Stockholders of Healthcare Trust of America, Inc. (formerly known as Grubb & Ellis Healthcare REIT) Scottsdale, AZ August 31, 2009

Forward-looking statements The presentation materials contain forward-looking statements within the meaning of Private Securities Litigation Reform Act, and we intend that these forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as "believe," "expect," "anticipate," "estimate," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely" or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as our intent, belief or expectation with respect to our financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, the forward- looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in our filings with the Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and include but are not limited to the following: No public market exists for our common stock and therefore it will be difficult for stockholders to sell their shares. If stockholders are able to sell their shares, they would likely have to sell them at a substantial discount. Current dislocations in the credit markets and real estate markets could have a material adverse effect on our results of operations, financial condition and ability to pay distributions to stockholders. We have purchased a limited number of properties and have not identified most of the properties or other real estate related assets we plan to acquire with the proceeds from this offering. As a result, you will not be able to evaluate the economic merits of the investments we will make from the proceeds from this offering prior to purchasing shares.

Forward-looking statements Our ability to effectively manage our company with our internal management team will significantly impact our ability to achieve our investment objectives. Our success depends to a significant degree upon the continued contributions of certain key personnel, each of whom would be difficult to replace. If we were to lose the benefit of the experience, efforts and abilities of one or more of these individuals, our operating results could suffer. We have a limited operating history and there is no assurance we will be able to achieve our investment objectives. Distributions we pay to our stockholders may include a return of capital, which will lower their tax basis in our shares. We have paid distributions from sources other than our cash flow from operations, including from the proceeds of this offering or from borrowed funds; if we pay future distributions from sources other than our cash flow from operations, we will have fewer funds for real estate investments and your overall return may be reduced. We historically have relied on our advisor and its affiliates for our day-to-day operations and the selection of our investments. We pay substantial fees to our advisor and its affiliates for these services and the agreements relating to their compensation were not reached through arm's-length negotiations. There are limitations on the ownership, transferability and redemption of our shares which significantly limit the liquidity of an investment in shares of our common stock. If we do not qualify as a REIT, it would adversely affect our operations and our ability to make distributions to our stockholders. We disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. This presentation is neither an offer to sell or the solicitation of an offer to buy any security, which can only be made by the prospectus, which has been filed or registered with appropriate state and federal regulatory agencies.

Corporate Governance Five of the REIT's six directors are independent W. Bradley Blair, II Independent director of the company since September 2006 Chief executive officer, president and chairman of the board of directors of Golf Trust of America, Inc. from 1997 until November 2007 Managing Partner, Blair Conaway Bograd & Martin, P.A., 1978-1993 Maurice J. DeWald Independent director of the company since September 2006 Chairman and chief executive officer of Verity Financial Group, Inc. since 1992 Audit partner and managing partner, KPMG, 1962-1991 Warren D. Fix Independent director of the company since September 2006 Chief executive officer and director of WCH, Inc., formerly Candlewood Hotel Company, Inc. Executive vice-president, chief financial officer and secretary since 1995 Chief Financial Officer, Irvine Companies, 1964-1989 4

Corporate Governance Gary T. Wescombe Independent director of the company since October 2006 Chief financial officer and treasurer of Arnold and Mabel Beckman Foundation which supports scientific research Principal, American Oak Properties, LLC Partner in Warmington Wescombe Realty Partners from October 1999 to December 2001 Partner with Ernst & Young, LLP (previously Kenneth Leventhal & Company) from 1970 to 1999 Director of G REIT, Inc. from December 2001 to February 2008; Chairman of the board from April 2007 to February 2008 Larry L. Mathis Independent director of the company since April 2007 Executive consultant with D. Petersen & Associates since 1998 President and chief executive officer and member of the board of directors, Methodist Hospital System, Texas Medical Center from 1983 to 1997 Recipient of American College of Healthcare Executives Gold Medal for Career Achievement Committees Audit Committee Compensation Committee Investment Committee Nominating and Corporate Governance Committee Risk Management Committee 5

Strength of REIT Management Demonstrated leadership in Healthcare Real Estate Scott D. Peters CEO, President and Chairman of the Board CEO, President, Director of Grubb & Ellis Company (GBE:NYSE) - December 2007 - July 2008 Director, CEO, president of NNN Realty Advisors, Inc. from November 2006 -December 2007 Founder, Director, CFO Golf Trust America, Inc. (AMEX) Executive Vice President, Pacific Holding Company/LSR Executive Vice President, Castle and Cooke Properties, Inc. (Dole Food Co.) Mark Engstrom Chief Investment Officer, Executive Vice President - Acquisitions Executive Vice President - Acquisitions, Healthcare Trust of America, Inc., July 2009 Independent Consultant to Healthcare Trust of America, February 2009- July 2009 CEO, InSite Medical Properties, Denver, CO, 2006-2008 Director of Real Estate Services, Hammes Company, 2001-2006 Vice President, PM Realty Group, San Jose, CA - 1998-2001 Founder/Principal - Pacific Health Properties, San Jose, CA 1994-1998 Hospital Administrator, Good Samaritan Health System, San Jose, CA 1986-1995 6

Strength of Management Christopher E. Balish Senior Vice President - Asset Management First Vice President - Management Services, Lauth Property Group 2006-2009 General Manager - Taubman Group, 2005-2006 Chief Operating Officer, RMC Property Group; Vice President, Corporex; Senior Portfolio Manager, Cushman Wakefield; General Manager, Equity Office Properties, LLP Kellie S. Pruitt Chief Accounting Officer Chief Accounting Officer and principal accounting officer, Healthcare Trust of America, Inc., January 2009; principal financial officer since March 2009 Vice President Financial Reporting and Compliance, Fender Musical Instruments Corporation, 2007-2008 Senior Manager, Real Estate and Public Companies, Deloitte and Touche, LLP, 1995-2007 Certified Public Accountant, Texas and Arizona 7

Strength of Management Kelly Hogan Controller Controller, Healthcare Trust of America, Inc., February 2009 Audit Manager at Deloitte & Touche LLP, 2002-2008 Accountant at Arthur Andersen LLP 2000-2002 Certified Public Accountant, Arizona and Minnesota 8

ORGANIZATIONAL CHART



Board of Directors[1]
•Scott D. Peters
•W. Bradley Blair II
•Warren D. Fix
•Larry L. Mathis
•Gary T. Wescombe
•Maurice J. DeWald
Board Committees
Investment Committee[2]
Audit Committee[3]
Nominating and Corporate Governance Committee[4]
Compensation Committee[5]
Risk Management Committee[6]
General Counsel John Nicholson Cox Castle Nicholson
Chairman/ Chief Executive Officer/President Scott D. Peters
Executive Assistant Kimberly Howell
Receptionist Pamella Killian
Executive VP – Acquisitions Mark Engstrom
Executive Assistant Mirjam Dolfi
Chief Accounting Officer/Treasurer Kellie S. Pruitt
SVP – Asset Manager Christopher Balish
SVP – Asset Manager Brendan Magee
Acquisitions Manager Jeff Keen
Financial Analyst Open
Controller Kelly T. Hogan
Corp Sr Accountant Courtney E. Lanning
Corp Sr Accountant Bryant Gonzales
Property Accounting Lead Heather Wojtowicz
Property Senior Accountant Michelli Riddle
Property Senior Accountant Rebecca Tice
Property Accountant Jayme Banda
Property Accountant Glen Sanders
Property Accountant S. Gregory
Property Accountant Eric Rojo

[1] 5 of 6 directors are independent.
[2] Members: W. Bradley Blair, II (chairman), Warren D. Fix, Scott D. Peters and Gary T. Wescombe
[3] Members: Maurice J. DeWald (chairman), Bradley Blair, II, Warren D. Fix Larry L. Mathis and Gary T. Wescombe
[4] Members: Warren D. Fix (chairman), W. Bradley Blair, II and Larry L. Mathis
[5] Members: Gary T. Wescombe (chairman), W. Bradley Blair, II and Warren D. Fix
[6] Members:Larry Mathis (chairman), W. Bradley Blair, II and Maurice J. DeWald

HTA Healthcare Trust of America

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Timeline 9/20/2006 - IPO Commences 1/22/2007 - 1st property acquisition completed 11/14/08 - Amended advisory agreement Set framework for transition to self-management Significantly reduced fees to advisor 3/31/2009 - REIT has $1.3 billion in total assets 4/6/2009 - Filed S-11 for a proposed follow-on public offering 6/4/2009 - 45th property acquisition completed 7/1/2009 - REIT becomes fully self-managed 8/24/2009 - Company name changed to Healthcare Trust of America, Inc. 8/28/2009 - Grubb & Ellis Securities, Inc. ceased serving as dealer-manager 8/29/2009 - Realty Capital Securities, LLC began serving as dealer-manager 9/20/2009 - Advisory Agreement with Grubb & Ellis Company expires 10

Overview Unique Structure Our Business Self managed public, non-listed healthcare REIT - raised over $1 billion in equity since 2006 launch Self management = performance driven model; conflict free, immediate cost savings Portfolio focused on healthcare sector Strong macroeconomic trends: Aging population Increased healthcare spending portion of GDP Stable long-term operating cash flow Healthcare Sector Opportunity for Yield and Long-term Growth 11

Company Fundamentals 2009 Equity Raised to Date $484.6 Million Total Equity to Date $1.2 Billion Cash $445 Million Total assets $1.5 Billion Leverage 30% Average interest rate 5.7% Annual Rent $128 Million* Distributions 7.25% * $148 Million including proposed Greenville acquisition 12 NOTE: Portfolio statistics and information through 8/20/2009 *The REIT has paid, and in the future may pay distributions, or a portion thereof, using offering proceeds or borrowed funds. For example, for the three months ended March 31, 2009, we paid distributions of $14,247,000 ($7,313,000 in cash and $6,934,000 in shares of our common stock pursuant to the DRIP), as compared to cash flow from operations of $5,895,000.

Self Management Transitioned corporate and property accounting effective July 27, 2009 Day-to-day accounting Consolidations and SEC Filings Banking and treasury management Efficient & Cost Beneficial Outsourcing: Tenant billings and cash receipts posting Accounts payable and cash disbursements Payroll and taxes 13

Transition to DST Systems, Inc. Transition to DST effective August 10, 2009 Updated prospectus with new Subscription documents with updated wiring instructions Benefits of transition: DST is a global leader in the financial services industry DST Vision is the leading web-based account management tool for financial advisors Real-time view of stockholders account activity Customer service excellence - dedicated staff to address each advisor's or stockholder 's needs 14

Fast Growing, Non-Discretionary Consumer Demand Expanding array of new technologies for managing chronic illness and promoting active lifestyles Longer life expectancies - ever growing need for advanced medical services Baby boomer generation just entering retirement - driving the need for high-quality, high-technology healthcare Framing the Healthcare Macroeconomic Opportunity 15

Projected National Health Expenditures Source: U.S. Department of Health and Human Services, Centers for Medicare and Medicaid Services, Office of the Actuary, "National Health Expenditures and Selected Economic Indicators, Levels and Annual Percent Change: Calendar Years 2003-2018." Projections are inherently subject to uncertainty. These projections are estimated based on historical trends and relationships in health spending; any structural break in these relationships is generally unpredictable. These projections also rely on assumptions about macroeconomic conditions and health sector parameters and their relationship to health care spending, with the degree of uncertainty increasing along with the projection horizon. 16

Projected US Population Growth Aged 65+ Source: U.S. Census Bureau, Population Division, August 14, 2008 17

Our Investment Strategy To acquire quality properties that generate stable long-term growth in operating cash flow to pay regular cash distributions Currently 7.25% per annum* Focused on strategic relationships with key healthcare providers To preserve, protect and return your capital contributions; To realize growth in the value of our investments upon our ultimate sale of such investments; and To be prudent, patient and deliberate, taking into account current real estate *The REIT has paid, and in the future may pay distributions, or a portion thereof, using offering proceeds or borrowed funds. For example, for the three months ended March 31, 2009, we paid distributions of $14,247,000 ($7,313,000 in cash and $6,934,000 in shares of our common stock pursuant to the DRIP), as compared to cash flow from operations of $5,895,000. 18

Portfolio Snapshot Existing and Active REIT with a $1 Billion Real Estate Portfolio 43 Properties (138 Buildings) One Other Real Estate Related Asset 19 States (including property securing our other real estate related asset) 5.5 Million Sq. Ft. 90% Occupancy As of June 30, 2009 19

Diversified Income Stream No single tenant accounted for 10% or more of gross leasable area of properties Broad geographic diversification As of June 30, 2009 20

Portfolio Strengths Quality - capable of sustaining long-term investment potential Location - access and visibility for tenants Fundamentals - markets with good supply/demand trends Growing population Strong employment base Barriers to entry - competition Predictable Capital Needs Cash Flow - demonstrated cash flow and potential for value appreciation 21

Recent Acquisition Highlights OKLAHOMA CITY CONSOLIDATED (Deaconness Hospital) Oklahoma City, OK Type: Medical Office Sq.Ft.: 186,909 Acquired: 9/16/2008 MOUNTAIN PLAINS PORTFOLIO (Clear Lake Hospital) Houston, TX Type: Medical Office Sq.Ft.: 169,676 Acquired: 12/18/2008 RENAISSANCE MEDICAL CENTRE Bountiful, UT Type: Medical Office Sq.Ft.: 112,188 Acquired: 6/30/2008 MARIETTA HEALTH PARK (Kennestone Hospital) Marietta, GA Type: Medical Office Sq.Ft.: 81,102 Acquired: 12/22/2008 MEDICMEDICAL OFFICE PORTFOLIO 2 (Barnes Jewish Hospital) St. Louis, MO Type: Medical Office Sq.Ft.: 172,651 Acquired: 6/30/2008 EASTERN WISCONSIN PORTFOLIOS 1 & 2 (Aurora Healthcare) Wisconsin Type: Medical Office Sq.Ft.: 317,629 Acquired: 3/5/2009 & 5/27/2009 22

Pending Acquisition-Greenville Hospital System $182,950,000 committed capital, scheduled to close in September, 2009 855,000 SF portfolio of 16 top-tier Medical Office Buildings in "A" locations Portfolio average age built/substantially renovated age of approximately 10 years. Fitch Ratings has assigned an unenhanced AA rating to GHS as of May 5, 2009 Portfolio is 100% leased, with GHS currently occupying 83% of the space and will sign new triple-net (NNN) leases that will have an average term of 14 years. Lease rollover through 2017 comprises only 20% of portfolio square footage. Includes two (one approved and one proposed) development projects as part of Portfolio Offering. GHS anticipates expansion efforts will continue in future with conservative projection of 200,000 square feet of additional space needed due to solidified scope and immediate needs. 23

Self Management Score Card

	ADVISOR *(before)*	SELF MANAGEMENT *(current)*
ORGANIZATION		
Management Conflict of Interest	Yes	None
Director Conflict of Interest	Yes	None
Transaction Based Fees, excluding promote	Yes	None
Performance Based Compensation	No	Yes
Acquisition Conflict of Interest	Yes	None
Dealer Manager Independence	No	Yes
Promote Structure	15%[1]	9.5%[2]
3rd Party Property Management	No	Yes
In-House Expertise	No	Yes
Performance & Decision Making Efficiencies	No	Yes
Advisor Financial Risk	Yes	No
FINANCIAL IMPACTS		
Annual		
Asset Management Fee[3]	100 bpts, 50 bpts	None
Property Management Fee[4]	4-5%	Market (1.75%)
One-time fee's		
Acquisition Fee[5]	3%, 2.50%	None
Disposition Fee[6]	1.75%	None
Internalization Fee[7]	Likely	None

[1]Upon a liquidity event, such as a sale of assets acquired with proceeds of our initial offering, or listing of our shares on a national exchange, our former advisor may be entitled to receive a subordinated distribution, subject to a number of conditions, after stockholders receive an 8% cumulative, non-compounded return.
[2]Upon a liquidity event, such as a sale of assets acquired with proceeds of our follow-on offering, or listing of our shares on a national exchange, certain members of management and the board of directors and American Realty Capitals II, LLC, are entitled to receive subordinated distributions after stockholders receive an 8% cumulative, non-compounded return.
[3]100 basis points on gross assets from inception through November 14, 2009; 50 basis points on gross assets after November 14, 2009.
[4]Gross Revenue
[5]3% on purchase price from inception through October 24, 2008; 2.5% after October 24, 2008;.
[6]Sales Price
[7]In the event we decided to list our shares on a national securities exchange while externally advised, we likely would have paid our advisor a fee or other compensation to acquire in assets and personnel.

HTA Healthcare Trust of America

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25 Property Management Services - Independent 3rd Parties with fees at market rates World's largest real estate services company. Vary deep leasing/broker network nationwide Strong management team 40M sq. ft. of healthcare and mob under management Over 180M sq. ft. under management 10M sq. ft. of healthcare Strong leasing network - South Preferred provider to Clarian Health Partners Over 30 years of healthcare management in Indiana Strong leasing/management team Leader in healthcare management/development in Arizona Top healthcare leasing team in Phoenix Will benefit from shared cost savings Single Tenant/Triple-net Assets Self-managed 976,905 South Region, Texas, California, Oklahoma City, Missouri 936,423 Indianapolis (IN) 342,909 Phoenix/Tucson (AZ) 1,427,676 CA, TX, FL, MO, NH, WI 1,803,203 Southeast, Northwest, Ohio, Denver, Salt Lake City HTA SQ FT Managed HTA Regions/Locations Managed

Projected Savings Over 5 Years 26